                                                        Exhibit 10.4

                        NORTHPOINT COMMUNICATIONS, INC.
    THIRD AMENDED AND RESTATED RIGHT OF FIRST REFUSAL AND CO-SALE AGREEMENT
    -----------------------------------------------------------------------



     This Third Amended and Restated Right of First Refusal and Co-Sale Agreement (the "Agreement") is made and entered into as of February 19, 1999 by
                ---------
and among William Euske, Robert Flood, Steven Gorosh, Nathan Gregory, Michael Malaga and Timothy Monahan (collectively, the "Founders" and individually, a
                                               --------
"Founder"), NorthPoint Communications, Inc., a Delaware corporation (the
--------
"Company"), the holders of Series B Preferred Stock of the Company (the "Series
--------                                                                 ------
B Investors"), Morgan Stanley Bridge Fund L.L.C. and Morgan Stanley Senior
-----------
Funding, Inc. (collectively, "Morgan Stanley") and the purchasers of Series C
                              --------------
Preferred Stock of the Company (the "Series C Investors" and collectively with
                                     ------------------
the Series B Investors, Morgan Stanley and the holders of warrants to initially purchase 1,085,714 and 2/7 shares of Common Stock of the Company issued to Morgan Stanley in connection with a letter agreement dated May 20, 1998 and in connection with the Senior Increasing Rate Notes of the Company and any other warrants that may hereafter be issued in connection with the Senior Increasing Rate Notes of the Company (collectively, the "Warrants"), the "Investors" and
                                              --------         ---------
individually, an "Investor").
                  --------

                                    RECITALS
                                    --------

  1. The Company, the Founders, the Series B Investors, certain of the Series C Investors and Morgan Stanley entered into a Second Amended and Restated Right of First Refusal and Co-Sale Agreement dated as of June 26, 1998 (the "Prior
                                                                    -----
Agreement").
---------

  2. The Company and the Series C Investors have entered into an Amended and Restated Series C Preferred Stock Purchase Agreement (the "Purchase Agreement")
                                                           ------------------
dated January 20, 1999 pursuant to which the Company desires to sell to certain of the Series C Investors and such Series C Investors desire to purchase from the Company additional shares of the Company's Series C Preferred Stock.

  3. In order to induce the Series C Investors to execute the Purchase Agreement, the Company, the Founders, the Series B Investors, certain existing Series C Investors and Morgan Stanley have agreed to grant rights of first refusal and co-sale to the Series C Investors by amending and restating the Prior Agreement as set forth herein.

  4. Morgan Stanley Bridge Fund L.L.C. has assigned its rights under this Agreement to Morgan Stanley Senior Funding, Inc.

                                   AGREEMENT
                                   ---------

 The parties hereby agree as follows:

 1.   Sales by Founders.
      -----------------

      (a) Notice of Sales; Assignment of Company Right of First Refusal.
          -------------------------------------------------------------

          (i) After the date of this Agreement, should any Founder propose to accept one or more bona fide offers (collectively, a "Purchase Offer") from any
                                                      --------------
person to purchase shares of the Company's Common Stock (the "Shares") from such
                                                              ------
Founder (other than as set forth in subsection 1(e) hereof), such Founder shall promptly deliver a notice (the "Notice") to the Company and each Investor
                                ------
stating the terms and conditions of such Purchase Offer including, without limitation, the number of Shares to be sold or transferred, the nature of such sale or transfer, the consideration to be paid, and the name and address of each prospective purchaser or transferee and, in addition, a subsequent Notice in the event there has been any material change to any of the foregoing information.
In the event that the sale or transfer is being made pursuant to the provisions of subsection (e) hereof, the Notice shall state the exception under which such sale or transfer is being made.

          (ii) The Company agrees that in the event that the Company declines to exercise in full the Right of First Refusal set forth in Section 3 of the Common Stock Purchase Agreement between such Founder and the Company (the "Right of
                                                                    --------
First Refusal"), the Company will provide each Investor with notice of such
-------------
determination at least fifteen (15) days prior to the end of the period in which the Right of First Refusal expires under such Common Stock Purchase Agreement. Each Investor other than Morgan Stanley and any other holder of the Warrants shall then have the right, exercisable by notice to the Company prior to the end of such period, to exercise such Right of First Refusal as the Company's assignee on a pro rata basis (based upon the number of Conversion Shares (as defined below) held by such Investor relative to the aggregate number of Conversion Shares held by all Investors other than Morgan Stanley and any other holder of the Warrants); provided that if fewer than all Investors (other than Morgan Stanley and any other holder of the Warrants) elect to participate, the Shares that would otherwise be allocated to non-participating Investors shall be allocated to each participating Investor (each, a "Participating Investor") at
                                                   ----------------------
such Participating Investor's option in a manner such that each Participating Investor is entitled to purchase at least such Participating Investor's pro rata portion of such unallocated Shares (based upon the number of Conversion Shares held by all Participating Investors) or such different number of Shares as the Participating Investors shall mutually agree. The procedures set forth in this
Section 1(a)(ii) with respect to Participating Investors shall be repeated as necessary until all of the Shares initially subject to this Section 1(a)(ii) have been purchased or until the final successive Participating Investor has declined to exercise his or her rights hereunder with respect to any remaining Shares subject to this Section 1(a)(ii), whichever shall first occur. Upon expiration or exercise of the Right of First Refusal, the Company will provide notice to all Investors and the Founders as to whether or not the Right of First Refusal has been exercised by the Company or the Investors.

          (b) Co-Sale Right.  To the extent that the Right of First Refusal is
              -------------
not exercised by the Company or the Investors, each Investor shall have the right (the "Co-Sale Right"), exercisable upon written notice to the Company
            -------------
within fifteen (15) business days after the expiration of the Right of First Refusal, to participate in such Founder's sale of Shares pursuant to the specified terms and conditions of such Purchase Offer; provided, however, that any such Investor exercising its Co-Sale Right shall not, in connection with such sale, be obligated to agree to any joint and several liability or obligation to indemnify the purchaser of such Shares, and any several liability of such Investor related to any such sale shall in no event exceed the net proceeds from such sale to be received by such Investor. To the extent an Investor exercises such Co-Sale Right in accordance with the terms and conditions set forth below, the number of Shares which such Founder may sell pursuant to such Purchase Offer shall be correspondingly reduced. The Co-Sale Right of each Investor shall be subject to the following terms and conditions:

          (i) Calculation of Shares.  Each Investor may sell all or any part of
              ---------------------
that number of shares of Common Stock of the Company issuable or issued (i) upon conversion of Preferred Stock (including Preferred Stock issuable upon exercise of warrants), (ii) upon exercise of the Warrants, or (iii) in connection with any stock dividend, stock split or other reclassification thereof (all of which are referred to herein as the "Conversion Shares") equal to (i) to the extent
                               -----------------
that proceeds to such Investor from all prior sales of securities pursuant to this Agreement are less than such Investor's Aggregate Purchase Price, an amount equal to the total amount of shares covered by the Purchase Offer, multiplied by such Investor's Capital Return Ratio, plus (ii) to the extent that the number of shares covered by the Purchase Offer exceeds the amount obtained from the application of clause (i) above with respect to all Investors requesting to include securities in the sale pursuant to such Purchase Offer, an amount equal to (A) the total amount of shares covered by the Purchase Offer, less the total amount of securities of all Investors to be included in such sale pursuant to clause (i) above, multiplied by (B) such Investor's Sale Ratio. For purposes hereof, as of any date of determination, an Investor's "Aggregate Purchase
                                                        ------------------
Price" is an amount equal to the aggregate purchase price paid to the Company as
-----
consideration for all securities held by such Investor; an Investor's "Capital
                                                                       -------
Return Ratio" is a fraction, the numerator of which is such Investor's Aggregate
------------
Purchase Price and the denominator of which is the sum of the Aggregate Purchase Prices for all Investors and Founders; and an Investor's "Sale Ratio" is a
                                                          ----------
fraction, the numerator of which is the amount of securities of the Company held by such Investor and the denominator of which is the aggregate amount of securities held by all Investors and Founders. The provisions of this Agreement do not confer any co-sale rights with respect to any shares of Common Stock or other securities held by an Investor that are not Conversion Shares.

          (ii) Delivery of Certificates.  Each Investor may effect its
               ------------------------
participation in the sale by delivering to the selling Founder for transfer to the purchase offeror one or more certificates, properly endorsed for transfer, which represent the number of shares of Preferred Stock, Warrants or Common Stock issued upon conversion or exercise thereof, which such Investor elects to sell.

          (c) Transfer.  The stock or warrant certificate or certificates which
              --------
the Investor delivers to the selling Founder pursuant to Section 1(b) shall be delivered by such Founder to the purchase offeror in consummation of the sale pursuant to the terms and conditions specified in the Notice, and such Founder shall promptly thereafter remit to such Investor that portion of the sale proceeds to which such Investor is entitled by reason of its participation in such sale. To the extent that any prospective purchaser or purchasers prohibits such assignment or otherwise refuses to purchase shares of capital stock or Warrants of the Company from an Investor exercising its Co-Sale Right hereunder, the selling Founder or Founders shall not sell to such prospective purchaser or purchasers any shares of Company stock or Warrants unless and until, simultaneously with such sale, the selling Founder or Founders shall purchase such shares or Warrants from such Investor for the same consideration and on the same terms and conditions as the proposed transfer described in the Notice (which terms and conditions shall be no less favorable than those governing the sale to the purchaser by the Founder or Founders).

          (d) No Adverse Effect.  The exercise or non-exercise of the rights of
              -----------------
the Investors hereunder to participate in one or more sales of Shares made by a Founder shall not adversely affect their rights to participate in subsequent sales of Common Stock by a Founder.

          (e) Permitted Transactions.  The provisions of Section 1 of this
              ----------------------
Agreement shall not pertain or apply to:

              (i) any pledge of the Company's Common Stock made by a Founder pursuant to a bona fide loan transaction which creates a mere security interest; provided, however, that the provisions of Section 1 of this Agreement shall pertain and apply to any foreclosure, sale or realization on or in respect of such Common Stock pursuant to any such pledge;

              (ii) any repurchase of Common Stock by the Company;

              (iii)  any bona fide gift;

              (iv) any transfer to a Founder's Immediate Family (as defined below) or a trust for the benefit of such Founder's Immediate Family ("Immediate
                                                                       ---------
Family" as used herein shall mean spouse, lineal descendant or antecedent,
------
father, mother, brother or sister); or

               (v) any sale or transfer of shares of Common Stock among the Founders.

provided however, that (x) the Founder(s) shall inform the Investors of such
----------------
pledge, transfer or gift prior to effecting it, and (y) the pledgee, transferee or donee (collectively, the "Permitted Transferees") shall furnish the Investors
                             ---------------------
with a written agreement to be bound by and comply with all provisions of this Agreement applicable to the Founders.

     2.  Prohibited Transfers.  Any attempt by a Founder to transfer Shares in
         --------------------
violation of Section 1 hereof shall be void and the Company agrees it will not effect such a transfer nor will it treat any alleged transferee as the holder of such shares without the written consent of the holders of a majority of the Conversion Shares. In the event a Founder should sell any Shares in contravention of the co-sale rights of the Investors under Section 1 (a "Prohibited Transfer"), the Investors, in
                                  --------------------
addition to such other remedies as may be available at law, in equity or hereunder, shall have the put option provided below, and the Founder shall be bound by the applicable provisions of such option.

          In the event of a Prohibited Transfer, each Investor shall have the right to sell to the Founder the type and number of shares equal to the number of shares each Investor would have been entitled to transfer to the third-party transferee(s) under Section 1 hereof had the Prohibited Transfer been effected pursuant to and in compliance with the terms hereof. Such sale shall be made on the following terms and conditions:

          The price per share at which the shares are to be sold to the Founder shall be equal to the price per share paid by the third-party transferee(s) to the Founder in the Prohibited Transfer. The Founder shall also reimburse each Investor for any and all fees and expenses, including legal fees and expenses, incurred pursuant to the exercise or the attempted exercise of the Investor's rights under Section 1.

          Within ninety (90) days after the later of the dates on which the Investor (A) received notice of the Prohibited Transfer or (B) otherwise become aware of the Prohibited Transfer, each Investor shall, if exercising the option created hereby, deliver to the Founder the certificate or certificates representing shares to be sold, each certificate to be properly endorsed for transfer.

          The Founder shall, upon receipt of the certificate or certificates for the shares to be sold by an Investor, pursuant to this Section, pay the aggregate purchase price therefor and the amount of reimbursable fees and expenses, as specified in subparagraph (b)(i), in cash or by other means acceptable to the Investor.

     3.  Legended Certificates.  Each certificate representing shares of the
         ---------------------
Common Stock of the Company now or hereafter owned by the Founders or issued to any Permitted Transferee pursuant to Section 1(e) shall be endorsed with the following legend:

          "THE SALE, PLEDGE, HYPOTHECATION OR TRANSFER OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE IS SUBJECT TO THE TERMS AND CONDITIONS OF A CERTAIN RIGHT OF FIRST REFUSAL AND CO-SALE AGREEMENT BY AND BETWEEN THE STOCKHOLDER, THE COMPANY AND CERTAIN HOLDERS OF PREFERRED STOCK OF THE COMPANY. COPIES OF SUCH AGREEMENT MAY BE OBTAINED UPON WRITTEN REQUEST TO THE SECRETARY OF THE COMPANY."

  The foregoing legend shall be removed upon termination of this Agreement in accordance with the provisions of Section 4(a).

     4.  Miscellaneous Provisions.
         ------------------------

         (a) Termination.  This Agreement shall terminate upon the earliest to
             -----------
occur of any one of the following events (and shall not apply to any transfer by a Founder in connection with any such event):

               (i) The liquidation, dissolution or indefinite cessation of the business operations of the Company;

               (ii) The execution by the Company of a general assignment for the benefit of creditors or the appointment of a receiver or trustee to take possession of the property and assets of the Company;

               (iii) The closing of the Company's initial public offering of securities (provided the per share public offering price is not less than $5.75 (as adjusted to reflect subsequent stock dividends, stock splits, recapitalizations or similar transactions) and such offering results in aggregate cash proceeds to the Company of at least $50,000,000, net of underwriting discounts and commissions); provided that all shares of the
                                         --------
Company's Preferred Stock are converted into and all Warrants are exercised for shares of Common Stock prior to or in connection with such offering; and

               (iv) The closing of any acquisition, merger, reorganization or other transaction which results in the stockholders of the Company immediately prior to such transaction owning less than 50% of the Company's voting stock immediately after such transaction.

          (b) Notices.  Any notice required or permitted by this Agreement shall
              -------
be in writing and shall be deemed sufficient on the date of delivery, when delivered personally or by overnight courier or sent by telegram or fax, or forty-eight (48) hours after being deposited in the U.S. mail, as certified or registered mail, with postage prepaid, and addressed to the party to be notified at such party's address as set forth on the books of the Company, or as subsequently modified by written notice.

          (c) Successors and Assigns.  The terms and conditions of this
              ----------------------
Agreement shall inure to the benefit of, and be binding upon, the respective successors and assigns of the parties. The rights of the Investors hereunder shall be assignable only (i) by each of such Investors to any other Investor or any affiliate of any Investor or (ii) an assignee or transferee who acquires not less than 50,000 shares of the Company's Common Stock (as adjusted for stock splits, stock dividends and the like, and assuming conversion of all Preferred Stock held by such Investor); provided that such limitation shall not apply to
                              --------
transfers by an Investor to a wholly-owned subsidiary, affiliate or constituent partner (including limited partners) or member of such Investor, if all such transferees or assignees irrevocably agree in writing to appoint a single representative as their attorney-in-fact for the purpose of receiving any notices and exercising their rights under this Agreement.

          (d) Severability.  If one or more provisions of this Agreement are
              ------------
held to be unenforceable under applicable law, the parties agree to renegotiate such provision in good faith. In the event that the parties cannot reach a mutually agreeable and enforceable replacement for such provision, then (i) such provision shall be excluded from this Agreement, (ii) the balance of the Agreement shall be interpreted as if such provision were so excluded and (iii) the balance of the Agreement shall be enforceable in accordance with its terms.

          (e) Modifications and Amendments.  Any term hereof may be amended or
              ----------------------------
waived only with the written consent of the Company and (i) holders of at least 66 2/3% of the outstanding Series C Preferred Stock voting as a class, (ii) holders of at least a majority of the outstanding Series B Preferred Stock voting as a class, (iii) holders of a majority of the shares issued or issuable upon exercise of the Warrants, and (iv) holders of a majority of the outstanding Founders' Shares (or their respective successors and assigns), each voting separately as a class. Any amendment or waiver effected in accordance with this
Section 4(e) shall be binding upon the Company, the holders of Series B Preferred Stock, the holders of the Warrants or any shares issued upon exercise of the Warrants, the holders of Series C Preferred Stock and any holder of Founders' Shares, and each of their respective successors and assigns.

          (f) Attorney's Fees.  If any action at law or in equity (including
              ---------------
arbitration) is necessary to enforce or interpret the terms of this Agreement, the prevailing party shall be entitled to reasonable attorney's fees, costs and necessary disbursements (including all fees, costs and expenses of appeals) in addition to any other relief to which such party may be entitled.

          (g) Governing Law.  This Agreement and all acts and transactions
              -------------
pursuant hereto and the rights and obligations of the parties hereto shall be governed, construed and interpreted in accordance with the laws of the State of California, without giving effect to principles of conflicts of law.

          (h) Counterparts.  This Agreement may be executed in two (2) or more
              ------------
counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same instrument.

          (i) Approval of Restructuring.  In connection with the Newcourt Loan
              -------------------------
(as defined in the Purchase Agreement), the Company intends to consummate a tax-free reorganization (such reorganization, as more completely described in this paragraph (i), the "Reorganization") within the meaning of Section 368(a) of the
                    --------------
Internal Revenue Code of 1986, as amended, pursuant to which the Company will be merged with and into a Delaware corporation ("Merger Sub"), which shall be a
                                              ----------
wholly owned subsidiary of another Delaware corporation ("Parent"), or Merger
                                                          ------
Sub shall be merged with and into the Company, with the Company as the surviving corporation of such merger and as a result of which each of the holders of capital stock and other securities (including, without limitation, options and warrants) of the Company immediately prior to the consummation of the Reorganization shall become the only holders of capital stock and other securities (including, without limitation, options and warrants) of Parent immediately after the consummation of such Reorganization, each holding the same number of shares of capital stock and other securities (including, without limitation, options and warrants) of the Parent with the same rights, privileges, terms and conditions as the shares of capital stock and other securities (including, without limitation, options and warrants) of the Company held by such holders immediately prior to the consummation of the Reorganization. The Certificate of Incorporation and bylaws of Parent shall be identical in substance (except for the name of the Parent and the date of incorporation thereof) to the Certificate of Incorporation and bylaws, respectively, of the Company immediately prior to the consummation of the Reorganization, and the Board of Directors of Parent shall be identical to the Board of Directors of the Company immediately prior to the consummation of the Reorganization. Parent and Merger Sub shall be formed by the Company solely for the purpose of engaging in the transactions contemplated by the Newcourt Loan. Immediately prior to the consummation of the Reorganization, all of the capital stock of Merger Sub shall be owned directly by Parent and, as of the effective date of the Reorganization, there will not be any outstanding or authorized options, warrants, calls, rights, commitments or any other agreements of any character to or by which Merger Sub or Parent is a party or may be bound requiring either of them to issue, transfer, sell, purchase, redeem or acquire any shares of capital stock or any securities or rights convertible into, exchangeable for, or evidencing the right to subscribe for or acquire, any shares of either of them, except for the issuance of shares of capital stock to the holders of shares of capital stock of the Company as described herein. Immediately prior to the effective date of the Reorganization, except for obligations or liabilities incurred in connection with their respective incorporations or organizations and the transactions contemplated by the Reorganization as described herein, neither Parent nor Merger Sub will have incurred, directly or indirectly through any subsidiary or affiliate or otherwise, any obligations or liabilities or engaged in any business or activities of any type or kind whatsoever or entered into any agreements or arrangements with any person or entity. At no time prior to the effective time of the Reorganization will Parent or Merger Sub own any material assets other than an amount of cash necessary to incorporate Parent and Merger Sub and to pay the expenses of the Reorganization attributable to Parent and Merger Sub if the Reorganization is consummated. Parent is not expected to engage in any operating activity other than (a) owning all of the capital stock of the Company, (b) issuing high yield debt securities on such terms and conditions as the Board of Directors of Parent shall determine and (c) other activities incidental to the foregoing as the Board of Directors of Parent shall determine. Concurrently with the consummation of the Reorganization, all agreements and understandings related to voting, sale, registration rights, the issuance of warrants and options and other matters executed and delivered in connection with the Third Closing (as defined in the Purchase Agreement) shall be replaced with identical agreements, except that Parent shall undertake and assume the Company's rights, obligations and liabilities thereunder (collectively, the "Replacement
                                                           -----------
Agreements"). In connection with the Newcourt Loan, it is currently contemplated
----------
that Parent would pledge to the lenders thereunder its shares of capital stock in the Company. All documents necessary to effect and consummate the Reorganization shall be made available to each Investor and the Founders as soon as possible by the Company. Each Investor and Founder hereby consents to the Reorganization as described in this paragraph (i) and agrees to execute and deliver such further consents and documents (including, without limitation, the Replacement Documents) requested by the Company as are reasonably necessary to effect the Reorganization, the cost and expenses of any Investor or Founder incurred in connection therewith to be borne by the Company.

          (j) Carlyle Entities One Investor.  For purposes of this Agreement,
              -----------------------------
Carlyle Partners II, L.P., a Delaware limited partnership, Carlyle Partners III, L.P., a Delaware limited partnership, State Board of Administration of Florida, Carlyle Investment Group, L.P., a Delaware limited partnership, Carlyle International Partners II, L.P., a Cayman Islands limited partnership, Carlyle International Partners III, L.P., a Cayman Islands limited partnership, C/S International Partners, a Cayman Islands general partnership, Carlyle-NorthPoint Partners, L.P., a Delaware limited partnership, Carlyle-NorthPoint International Partners, L.P., a Cayman Islands limited partnership, Carlyle Venture Partners, LP, a Cayman Islands limited partnership, Carlyle U.S. Venture Partners, LP, a Delaware limited partnership, C/S Venture Partners, LP, a Cayman Islands limited partnership and Carlyle Venture Coinvestment, LLC, a Delaware limited liability company (collectively, the "Carlyle Entities") shall be considered as a single Investor; provided, however, that the Company shall be protected in relying on the instructions of, and notices received from, Carlyle-NorthPoint Partners, L.P., a Delaware limited partnership, in connection with the exercise of any rights or privileges of the Carlyle Entities hereunder.

          (k) Termination of Prior Agreement.  By execution of this Agreement
              ------------------------------
below, the parties acknowledge and agree that the Prior Agreement shall be terminated and shall be of no further force or effect.

The parties have executed this Third Amended and Restated Co-Sale Agreement as of the date first written above.


COMPANY:

NORTHPOINT COMMUNICATIONS, INC.



By:     /S/ NORTHPOINT COMMUNICATIONS, INC.
       ------------------------------------

Title:
       -------------------------------

Company Address:

222 Sutter Street
7th Floor
San Francisco, CA 94108


SERIES B INVESTORS:

BENCHMARK CAPITAL PARTNERS, L.P.
By:  Benchmark Capital Management Co., L.L.C.
     Its General Partner


By: /S/ BENCHMARK CAPITAL PARTNERS, L.P.
    -------------------------------
    Member

BENCHMARK FOUNDERS' FUND, L.P.
By:  Benchmark Capital Management Co., L.L.C.
     Its General Partner


By: /S/ BENCHMARK FOUNDERS' FUND, L.P.
     -------------------------------
     Member

ACCEL V L.P.
By:  Accel V Associates L.L.C.
     Its General Partner



By:  /S/ ACCEL V L.P.
     -------------------------------
     Managing Member

ACCEL INTERNET/STRATEGIC TECHNOLOGY FUND L.P.
By:  Accel Internet/Strategic Technology Fund Associates L.L.C.
     Its General Partner



By:  /s/ ACCEL INTERNET/STRATEGIC TECHNOLOGY FUND L.P.
     -------------------------------------------------
     Managing Member

ACCEL KEIRETSU V L.P.
By:  Accel Keiretsu V Associates L.L.C.
     Its General Partner



By: /S/ ACCEL KEIRETSU V L.P.
     -------------------------------
     Managing Member

ACCEL INVESTORS `97 L.P.



By: /S/ ACCEL INVESTORS '97 L.P.
     -------------------------------
     General Partner

ELLMORE C. PATTERSON PARTNERS



By:  /S/ ELLIMORE C. PATTERSON PARTNERS
     ----------------------------------
     General Partner

GREYLOCK IX LIMITED PARTNERSHIP
By:  Greylock IX GP Limited Partnership, its General Partner



By:  /S/ GREYLOCK IX LIMITED PARTNERSIP
     ---------------------------------
     General Partner



WILLIAM EUSKE


 /S/ WILLIAM EUSKE
-------------------------------------
(Signature)


ROBERT FLOOD


 /S/ ROBERT FLOOD
-------------------------------------
(Signature)

NATHAN GREGORY

 /S/ NATHAN GREGORY
-------------------------------------
(Signature)

MICHAEL MALAGA


  /S/ MICHAEL MALAGA
-------------------------------------
(Signature)

TIMOTHY MONAHAN


 /S/ TIMOTHY MONAHAN
-------------------------------------
(Signature)

PAUL A. LARANGO AND ANN W. ZEICHNER,
TRUSTEES OF THE ZEICHNER-LARRANGO FAMILY TRUST,
UDT, DATED  JULY 28, 1997
By:  Ann W. Zeichner, Trustee


 /S/ PAUL A. LARANGO AND ANN W. ZEICHNER,
     TRUSTEES OF THE ZEICHNER-LARRANGO FAMILY TRUST
     UDT, DATED  JULY 28, 1997
----------------------------------------------------
(Signature)

MORGAN STANLEY:

MORGAN STANLEY BRIDGE FUND L.L.C.



-------------------------------------
(Print Title)

 /S/ MORGAN STANLEY BRIDGE FUND L.L.C.
-------------------------------------
(Signature)

MORGAN STANLEY SENIOR FUNDING, INC.



-------------------------------------
(Print Title)

 /S/ MORGAN STANLEY SENIOR FUNDING, INC.
---------------------------------------
(Signature)

SERIES C INVESTORS:

AT HOME CORPORATION


-------------------------------------
(Print Title)

 /S/ AT HOME CORPORATION
-------------------------------------
(Signature)


INTEL CORPORATION


-------------------------------------
(Print Title)

 /S/ INTEL CORPORATION
-------------------------------------
(Signature)


 /S/ Lawrence M. Howell
-------------------------------------
Lawrence M. Howell


VULCAN VENTURES INCORPORATED


-------------------------------------
(Print Title)

 /S/ VULCAN VENTURES INCORPORATED
-------------------------------------
(Signature)

BENCHMARK CAPITAL PARTNERS, L.P.
By:  Benchmark Capital Management Co., L.L.C.
     Its General Partner


By:  /S/ BENCHMARK CAPITAL PARTNERS, L.P.
     --------------------------------
     Member


BENCHMARK FOUNDERS' FUND, L.P.
By:  Benchmark Capital Management Co., L.L.C.
     Its General Partner


By:  /S/ BENCHMARK FOUNDERS' FUND, L.P.
     ----------------------------------
     Member


ACCEL V L.P.
By:  Accel V Associates L.L.C.
     Its General Partner



By:   /S/ ACCEL V L.P.
     --------------------------------
     Managing Member


ACCEL INTERNET/STRATEGIC TECHNOLOGY FUND L.P.
By:  Accel Internet/Strategic Technology Fund Associates L.L.C.
     Its General Partner



By:  /S/ ACCEL INTERNET/STRATEGIC TECHNOLOGY FUND L.P.
     -------------------------------------------------
     Managing Member

ACCEL KEIRETSU V L.P.
By:  Accel Keiretsu V Associates L.L.C.
     Its General Partner



By:  /S/ ACCEL KEIRETSU V L.P.
     --------------------------------
     Managing Member


ACCEL INVESTORS `97 L.P.



By:   /S/ ACCEL INVESTORS `97 L.P.
     --------------------------------
     General Partner


ELLMORE C. PATTERSON PARTNERS



By:   /S/ ELLMORE C. PATTERSON PARTNERS
     --------------------------------
     General Partner


GREYLOCK IX LIMITED PARTNERSHIP
By:  Greylock IX GP Limited Partnership, its General Partner



By:  /S/ GREYLOCK IX LIMITED PARTNERSHIP
     --------------------------------
     General Partner


NEWCOURT COMMERCIAL FINANCE CORPORATION


By:  /S/ NEWCOURT COMMERCIAL FINANCE CORPORATION
     -------------------------------------------


     --------------------------------
     (Print Name)

     --------------------------------
     Title

1187415 Ontario Inc.

By:  /s/ 1187415 Ontario Inc.
     --------------------------------

     --------------------------------
     (Print Name)

     --------------------------------
     Title

 /S/ William Hiller
-------------------------------
William Hiller

THE DAHL FAMILY TRUST DATED OCTOBER 31, 1989,
AS AMENDED MAY 3, 1990
By:  Robert K. Dahl as Trustee for the Dahl Family Trust

 /S/ THE DAHL FAMILY TRUST DATED OCTOBER 31, 1989,
     AS AMENDED MAY 3, 1990
--------------------------------------
(Signature)

CHARLES ROSS PARTNERS


By:  /S/ CHARLES ROSS PARTNERS
     --------------------------------


     --------------------------------
     (Print Name)


     --------------------------------
     Title


LEAD VENTURES


By:  /S/ LEAD VENTURES
     --------------------------------


     --------------------------------
     (Print Name)

     --------------------------------
     Title

CNATRUST, TTEE FBO VENTURE LAW GROUP 401(K) PLAN MICHAEL W. HALL
By:

/S/ CNATRUST, TTEE FBO VENTURE LAW GROUP 401(K) PLAN MICHAEL W. HALL
--------------------------------------
(Signature)


THE SIERRA VENTURES MGMT. CO.
1989 DEFERRED SAVINGS PLAN FBO HENRY P. HUFF
By:


/S/ THE SIERRA VENTURES MGMT. CO.
1989 DEFERRED SAVINGS PLAN FBO HENRY P. HUFF
--------------------------------------
(Signature)


EXETER CAPITAL PARTNERS IV, L.P.
By:  Exeter IV Advisors, L.P.
By:  Exeter IV Advisors, Inc.


By:  /S/ EXETER CAPITAL PARTNERS IV, L.P.
     -----------------------------------
     Keith R. Fox, President

/S/ Mory Ejabat
-------------------------------
Mory Ejabat


/S/ Dino Vendetti
-------------------------------
Dino Vendetti

CARLYLE PARTNERS II, L.P.
By:  TC Group, L.L.C.
     Its General Partner

By:  /S/ CARLYLE PARTNERS II, L.P.
     ______________________________
     Title:  Managing Director

CARLYLE PARTNERS III, L.P.
By:  TC Group, L.L.C.
     Its General Partner

By:  /S/ CARLYLE PARTNERS III, L.P.
     _________________________
     Title:  Managing Director



STATE BOARD OF ADMINISTRATION OF FLORIDA
By:  Carlyle Investment Management LLC
     Its Manager

By:  /S/ STATE BOARD OF ADMINISTRATION OF FLORIDA
     _________________________
     Title:  Managing Director



CARLYLE INVESTMENT GROUP, L.P.
By:  TC Group, L.L.C.
     Its General Partner

By:  /S/ CARLYLE INVESTMENT GROUP, L.P.
     _________________________
     Title:  Managing Director



CARLYLE INTERNATIONAL PARTNERS II, L.P.
By:  TC Group, L.L.C.
     Its General Partner

By:  /S/ CARLYLE INTERNATIONAL PARTNERS II, L.P.
     _________________________
     Title:  Managing Director


CARLYLE INTERNATIONAL PARTNERS III, L.P.
By:  TC Group, L.L.C.
     Its General Partner

By:  /S/ CARLYLE INTERNATIONAL PARTNERS III, L.P.
     _________________________
     Title:  Managing Director

C/S INTERNATIONAL PARTNERS
By:  TC Group, L.L.C.
     Its General Partner

By:  /S/ C/S INTERNATIONAL PARTNERS
     ______________________________
     Title:  Managing Director



CARLYLE-NORTHPOINT PARTNERS, L.P.
By:  TC Group, L.L.C.
     Its General Partner

By:  /S/ CARLYLE-NORTHPOINT PARTNERS, L.P.
     ______________________________
     Title:  Managing Director



CARLYLE-NORTHPOINT INTERNATIONAL PARTNERS, L.P.
By:  TC Group, L.L.C.
     Its General Partner

By:  /S/ CARLYLE-NORTHPOINT INTERNATIONAL PARTNERS, L.P.
     ______________________________
     Title:  Managing Director



CARLYLE VENTURE PARTNERS, LP
By:  TCG Ventures, Limited
     Its General Partner

By:  /S/ CARLYLE VENTURE PARTNERS, LP
     ______________________________
     Title:  Attorney in Fact


CARLYLE U.S. VENTURE PARTNERS, LP
By:  TCG Ventures, LLC
     Its General Partner

By:  /S/ CARLYLE U.S. VENTURE PARTNERS, LP
     ______________________________
     Title:  Managing Director

C/S VENTURE PARTNERS, LP
By:  TCG Ventures, Limited
     Its General Partner

By:  /S/ C/S VENTURE PARTNERS, LP
     ______________________________
     Title:  Attorney in Fact



CARLYLE VENTURE COINVESTMENT, LLC
By:  TCG Ventures, LLC
     Its Manager

By:  /S/ CARLYLE VENTURE COINVESTMENT, LLC
     ______________________________
     Title:  Managing Director



FOUNDERS:

ROBERT FLOOD

/S/ ROBERT FLOOD
---------------------------------------
(Signature)


STEVEN GOROSH


/S/ STEVEN GOROSH
---------------------------------------
(Signature)


NATHAN GREGORY


/S/ NATHAN GREGORY
---------------------------------------
(Signature)

MICHAEL MALAGA


/S/ MICHAEL MALAGA
---------------------------------------
(Signature)


TIMOTHY MONAHAN

/S/ TIMOTHY MONAHAN
---------------------------------------
(Signature)